SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 10, 2005

                             NITTANY FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)

       Pennsylvania                   0-32623                      23-2925762
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(State or other jurisdiction      (SEC File No.)                 (IRS Employer
     of incorporation)                                    Identification Number)

116 East College Avenue, State College, Pennsylvania               16801
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (814) 234-7320
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]  Written communications pursuant to Rule 425 under the Securities Act
      [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      [ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange AcT


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                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On May 10, 2005, the Registrant issued a press release to report earnings for the quarter ended March 31, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

              Exhibit 99 - Press Release dated May 10, 2005
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            NITTANY FINANCIAL CORP.



Date: May 11, 2005                          By: /s/ Gary M. Bradley
                                                --------------------------------
                                                Gary M. Bradley
                                                Chief Accounting Officer
                                                (Duly Authorized Officer)